Exhibit 99.1

Megalith Financial Acquisition Corp. Transfers Listing to NYSE American LLC

NEW YORK, NY, December 8, 2020 – Megalith Financial Acquisition Corp. (the “Company” or “MFAC”) (NYSE: MFAC, MFAC.W, MFAC.U), a special purpose acquisition company, announced today that it will voluntarily delist from The New York Stock Exchange (“NYSE”) and simultaneously transfer to the NYSE American LLC (“NYSE American”), where the Company has been simultaneously approved for listing. The Company’s decision to voluntarily delist and transfer to the NYSE American was driven by a number of factors, including more favorable thresholds for continued listing on the NYSE American. Following the transfer, the Company will continue to file the same periodic reports and other information it currently files with the Securities and Exchange Commission (the “SEC”). The Company anticipates the transfer to the NYSE American to occur on or about December 11, 2020.

About Megalith Financial Acquisition Corp.

Megalith Financial Acquisition Corp. is a blank check company incorporated in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, with a focus on the fintech or financial services industries. MFAC consummated its initial public offering on the NYSE in August 2018 and is listed under the symbol “MFAC.” More information can be found on its website at http://www.megalithfinancial.com.

Additional Information and Where to Find It

This communication is being made in respect of the proposed business combination between the Company and BankMobile Technologies, Inc., a Pennsylvania corporation (“BankMobile”) (the “Proposed Transaction”). The Company filed with the SEC a preliminary proxy statement on September 21, 2020 (the “Preliminary Proxy Statement”), a registration statement on Form S-4 (File No. 333-249815) on November 3, 2020, as amended on November 18, 2020 (the “Registration Statement”) (which includes the Preliminary Proxy Statement, as amended, and a prospectus (the “Prospectus”) in connection with the Proposed Transaction), and will file other documents regarding the Proposed Transaction with the SEC. After the SEC has concluded its comments with respect to the Registration Statement, the Company will mail the definitive proxy statement (the “Definitive Proxy Statement”) to its stockholders. Before making any voting or investment decision, investors and stockholders of the Company are urged to carefully read the Registration Statement, the Preliminary Proxy Statement and, when they become available, the final Prospectus, the Definitive Proxy Statement, and other relevant documents filed with the SEC, because such documents will contain important information about the Company, BankMobile and the Proposed Transaction. The Definitive Proxy Statement will be mailed to stockholders of the Company as of the record date established for voting on the Proposed Transaction. Stockholders will also be able to obtain copies of the final Prospectus and the Definitive Proxy Statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Megalith Financial Acquisition Corp., 535 Fifth Avenue, 29th Floor, New York, New York 10017.

Participants in the Solicitation

MFAC and its directors and executive officers may, under the rules of the SEC, be considered participants in the solicitation of proxies with respect to the Proposed Transaction described herein. Information about the directors and executive officers of MFAC and a description of their interests in the Company are contained in the Preliminary Proxy Statement and the Registration Statement filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

The disclosure herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of MFAC, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Forward Looking Statements

This release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements.  Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties.  Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including the Preliminary Proxy Statement, the Registration Statement, our Annual Report on Form 10-K for the year ended December 31, 2019, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Disclaimer

This release shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Contact

A.J. Dunklau

Chief Executive Officer

aj@megalithfinancial.com